UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Accenture plc

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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On January 12, 2010, the following message was sent from the Office of the Company Secretary at Accenture plc to employees who hold Accenture equity and, separately, to former partners and senior executives who hold Accenture equity regarding voting their shares in advance of the 2010 Annual General Meeting of Shareholders.

As an Accenture shareholder, you are entitled to vote your shares on several important matters in advance of the 2010 Annual General Meeting of Shareholders on Thursday, February 4. You should already have received proxy materials and detailed voting instructions.

PLEASE NOTE: If you hold shares at more than one institution (for example, UBS and Morgan Stanley Smith Barney), you must vote the shares you hold at each institution independently to ensure that you vote all of your shares. For your convenience, below is a summary of the different voting instructions you may have received.

All of the proposals for vote are important to Accenture, including two proposals that will enable Accenture to continue to offer equity programs to employees. Details on these two proposals are below. Bill Green, in his role as our chairman, and the other members of Accenture’s board of directors recommend you vote “FOR” all of the proposals.

Voting Your Shares

You should have received proxy materials and voting instructions within the past three weeks. For your convenience, the table below provides detailed information about when you should have received this information and from whom, depending on where you hold your shares.

Please note: You will need to reference the original instructions you received, as they contain specific control numbers and directions for voting your shares. If you received e-mails from multiple sources about voting your shares, that is an indication that you must vote the shares you hold at each institution independently to ensure that you vote all of your shares.

You do not need to attend the Annual Meeting to vote your shares, and you can submit your proxy by mail, telephone or the Internet. Your vote is important, no matter how many shares you own.

Proposals for Vote

Bill Green, in his role as our chairman, and the other members of Accenture’s board of directors are asking for your vote on a number of proposals, all of which are described in the proxy statement included with your proxy materials. Among these are two proposals that authorize Accenture to continue to offer equity programs to employees. Accenture’s share plans, which must be approved by shareholders, were last approved in 2001 for a 10-year period and thus are set to expire in 2011. You are being asked to vote on the approval of:

•

The Share Incentive Plan, under which the company offers equity grants in recognition of high performance or career milestones, as well as matching grants under the Voluntary Equity Investment Program for senior executives.

•	The Employee Share Purchase Plan, under which the company offers shares to employees at a discount.

These plans are essential to ensuring that Accenture can continue to offer its employees a competitive set of total rewards that is aligned with the long-term interests of shareholders. Additionally, Accenture’s share plans foster an ownership culture and are a critical tool for driving shareholder value and for recruiting, retaining and motivating our people.

If the proposals are not approved, Accenture will not be able to offer its equity programs beginning in 2011.

Questions?

If you have questions about your equity holdings, please contact Global Equity Services. If you have questions about voting, please contact the Office of the Company Secretary.

Summary of Voting Instructions

The table below provides detailed information about when you should have received voting instructions and from whom, as well as contact information and voting deadlines.

Broadly speaking, you will need to complete three steps to vote the shares you hold at each institution:

•	Step 1: Find your original notification(s) – if you hold more than one type of share and/or hold shares at multiple locations, you will have received more than one original notification.

•	Step 2: Locate your individual control number(s)

•	Step 3: Vote your shares via mail, telephone or the Internet

Please note: If you own Accenture shares that are held at an institution other than those used for the company’s equity programs (UBS and Morgan Stanley Smith Barney) or Computershare (formerly National City Bank), you must follow instructions provided to you directly by those institutions.

To add a reminder to your calendar, launch the file, adjust the due date and time as appropriate; then click “Save and Close.”
If you own…	Your shares are held at…	Original Notification	If you can’t find your original notification…	Deadline	Calendar File

Shares acquired through the Employee Share Purchase Plan	Morgan Stanley Smith Barney

An e-mail titled ‘Accenture plc

Shareholder Meeting - Your

Proxy Materials’ sent from

‘Accenture plc - Office of

the Company Secretary’ during

the week of December 21

(or by postal mail as applicable).

			Send an e-mail to info@innisfreema.com or call: Inside the US: +1 877 717 3922 Outside the US: +1 412 232 3651 (You may call collect)	January 31 for mailed votes; February 1 at 6 a.m. Eastern Time for Internet or phone votes	Attached

Shares acquired through the Voluntary Equity Investment Plan or through RSU releases	UBS	An e-mail titled ‘ACCENTURE PLC Annual Meeting’ sent from UBS during the week of January 4 (or by postal mail as applicable).	Call UBS: Inside the US: +1 866 747 7526 Outside the US: +1 201 272 7563	February 3 for mail, Internet and phone votes	Attached

Accenture Class A Founder shares	UBS	An e-mail titled ‘ACCENTURE PLC Annual Meeting’ sent from UBS during the week of January 4 (or by postal mail as applicable).	Call UBS: Inside the US: +1 866 747 7526 Outside the US: +1 201 272 7563	February 3 for mail, Internet and phone votes	Attached

Accenture Class X shares (Accenture SCA Shares)	Computershare (formerly National City Bank)

An e-mail titled ‘Accenture plc

Shareholder Meeting - Your

Proxy Materials’ sent from

‘Accenture plc - Office of

the Company Secretary’ during

the week of December 21

(or by postal mail as applicable).

			Send an e-mail to info@innisfreema.com or call: Inside the US: +1 877 717 3922 Outside the US: +1 412 232 3651 (You may call collect)	February 3 for mailed votes; February 4 at 6 a.m. Eastern Time for Internet or phone votes	Attached